UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

MOSAIC NUTRACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-51434	88-0462298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1502 San Antone Lewisville, Texas	75077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 866-0045

(Former name or former address, if changed since last report)
4100 Spring Valley, Suite 200, Dallas, Texas 75244
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 6, 2006, the Company changed the address of the principal executive office to 1502 San Antone Lewisville, TX 75077.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 9, 2006	MOSAIC NUTRACEUTICALS CORP.
(Registrant)
	BY:	/s/ Charles Townsend
CHARLES TOWNSEND
PRESIDENT AND CHIEF EXECUTIVE OFFICER